                   OPPENHEIMER MAIN STREET FUND,
------------------------------------------------
      A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.
      -----------------------------------------------
        Class N Stock Certificate (8-1/2" x 12-5/8")
        --------------------------------------------

I.    FRONT OF  CERTIFICATE  (All text and other matter lies
      ---------------------
                               within   7-1/4"   x   11-1/4"
                               decorative border)

     (upper left) box with heading: NUMBER (OF SHARES)
       (upper right) box with heading: CLASS N SHARES
                   (centered below boxes)

               OPPENHEIMER MAIN STREET FUND,
               -----------------------------
      A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.
      -----------------------------------------------
                   A MARYLAND CORPORATION

(at left) THIS IS TO CERTIFY THAT         (at   right)   SEE
                                          REVERSE        FOR
                                          CERTAIN
                                          DEFINITIONS

                                          box   with   CUSIP
number
                                          68380D827
(at left) ______________________ is the owner of

     (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL
                        INTEREST OF
 OPPENHEIMER MAIN STREET FUND, A SERIES OF OPPENHEIMER MAIN
                     STREET FUNDS, INC.

                  Oppenheimer  Main Street Fund, a series of
                  Oppenheimer   Main  Street   Funds,   Inc.
                  (hereinafter     called    the    "Fund"),
                  transferable  only  on  the  books  of the
                  Fund by the holder  hereof in person or by
                  duly authorized  attorney,  upon surrender
                  of  this  certificate  properly  endorsed.
                  This    Certificate    and   the    shares
                  represented  hereby  are  issued and shall
                  be held  subject to all of the  provisions
                  of the  Articles of  Incorporation  of the
                  Fund  to  all  of  which  the   holder  by
                  acceptance     hereof    assents.     This
                  certificate    is    not    valid    until
                  countersigned by the Transfer Agent.

                  WITNESS  the  facsimile  seal of the  Fund
                  and the signatures of its duly  authorized
                  officers.

(at left of seal)                                     (at
right of seal)
(signature)
(signature)

                                    Dated:
/s/ Brian W. Wixted                                   /s/
Robert G. Zack
-----------------------
-------------------
TREASURER
SECRETARY

                    (centered at bottom)
               1-1/2" diameter facsimile seal
                        with legend
                OPPENHEIMER MAIN STREET FUND
                ----------------------------
      A SERIES OF OPPENHEIMER MAIN STREET FUNDS, INC.
      -----------------------------------------------
                            SEAL
                            2003
                   A MARYLAND CORPORATION

(at lower right, printed vertically)   Countersigned
                                    OPPENHEIMERFUNDS
SERVICES
                                    (A      DIVISION      OF
OPPENHEIMERFUNDS, INC.
                                    Denver  (Colo)  Transfer
Agent

                                    By
----------------------------
                                       Authorized Signature

(at lower left corner, outside ornamental border)
300-000000 [certificate number]

II.   BACK OF CERTIFICATE  (text reads from top to bottom of
      -------------------
12-5/8" dimension)

      The   following   abbreviations   when   used  in  the
inscription  on the  face  of  this  certificate,  shall  be construed as though they were written out in full  according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF  GIFT/TRANSFER MIN ACT -  __________________  Custodian
---------------
                                    (Cust)
(Minor)

UNDER UGMA/UTMA ___________________
                        (State)

Additional  abbreviations may also be used though not in the above list.

For  Value   Received   ................   hereby   sell(s),
assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________   Class   N
Shares of  beneficial  interest  represented  by the  within
Certificate, and do
hereby      irrevocably      constitute      and     appoint
___________________________  Attorney to  transfer  the said shares  on the  books of the  within  named  Fund  with full power of substitution in the premises.

Dated: ______________________

                                    Signed:
--------------------------

-----------------------------------
                                    (Both   must   sign   if
joint owners)

                                    Signature(s)
---------------------------
                                    guaranteed  Name      of
Guarantor
                                    by:
---------------------------
                                                Signature
of Officer/Title

(text printed     NOTICE:    The    signature(s)   to   this
assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above  paragraph) face of the
certificate  in  every  particular   without  alteration  or
enlargement or any change whatever.

(text printed in  Signatures   must  be   guaranteed   by  a
financial
box to left of  institution  of the  type  described  in the current signature(s)) prospectus of the Fund.

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         THIS SPACE MUST NOT BE COVERED IN ANY WAY